SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                        Date of Report: December 17, 2002



                         SYMBOLLON PHARMACEUTICALS, INC.
             (Exact name of Registrant as specified in its charter)


    Delaware                     0-22872                 36-3463683
----------------------------   -----------  ------------------------------------
(State or other jurisdiction   (Commission  (I.R.S. Employer Identification No.)
of incorporation)              File Number)



               37 Loring Drive, Framingham, Massachusetts 01702
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:

                                 (508) 620-7676
                           -------------------------


                                 Not Applicable
                           -------------------------
         (Former name or former address, if changed since last report.)

Item 5.  Other Events.

         On December 17, 2002, Symbollon Pharmaceuticals, Inc. issued a press release announcing that the Company received a Nasdaq Staff Determination indicating that its common stock will be delisted from the Nasdaq SmallCap Market at the opening of business on December 20, 2002. A copy of this press release is attached as Exhibit 99.1 to this Form 8-K.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)  Financial Statements     -  None

         (b)  Pro Forma Financial Information  -  None

         (c)  Exhibits

         Exhibit No.           Description
         -----------           -----------
         99.1                  Press Release dated December 17, 2002


                                    SIGNATURE



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2002                 SYMBOLLON PHARMACEUTICALS, INC.


                                        By:   /s/ Paul C. Desjourdy
                                           ------------------------------
                                           Paul C. Desjourdy,
                                           President/COO/CFO
                                           and authorized signatory






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